Exhibit 99.1

FOR IMMEDIATE RELEASE

TCW Special Purpose Acquisition Corp. Announces the Separate Trading

of its Class A Common Stock and Redeemable Warrants Commencing April 22, 2021

LOS ANGELES, CA, April 21, 2021 — TCW Special Purpose Acquisition Corp. (NYSE: TSPQ.U) (the “Company”) today announced that, commencing April 22, 2021, holders of the units sold in the Company’s initial public offering of 46,393,299 units (including 1,393,299 units sold in connection with the partial exercise of the underwriters’ over-allotment option) completed on March 5, 2021, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “TSPQ.U,” and the shares of Class A common stock and redeemable warrants that are separated will trade on NYSE under the symbols “TSPQ” and “TSPQ WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

TCW Special Purpose Acquisition Corp. is sponsored by The TCW Group, Inc., a leading global investment management firm headquartered in Los Angeles, California. The Company is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with a private company. The Company intends to identify, merge with and take public a durable and predictable business well positioned to deliver superior revenue growth.

The units were initially offered by the Company in an underwritten offering. Citigroup Global Markets Inc. and Barclays Capital Inc. acted as joint book-running managers in the offering.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Citigroup Global Markets Inc., Attn: Prospectus Department, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at (800) 831-9146; and Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (888) 603-5847 or email: barclaysprospectus@broadridge.com.

A registration statement relating to the securities was declared effective by the SEC on March 1, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the anticipated separate trading of the Company’s Class A common stock and redeemable warrants and the pursuit of an initial business combination. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Richard Villa

Chief Financial Officer, TCW Group and TCW Special Purpose Acquisition Corp.

Tel: +1-213-244-0099

Email: Richard.Villa@tcw.com

Media Contact:

Doug Morris

Head of Communications, TCW Group

Tel: +1-213-244-0509

Email: Doug.Morris@tcw.com